UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  June 25, 2008
R.H. DONNELLEY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-07155 (Commission File Number)	13-2740040 (IRS Employer Identification No.)

1001 Winstead Drive, Cary, NC (Address of principal executive offices)	Registrant’s telephone number, including area code: (919) 297-1600	27513 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
     On June 25, 2008, R.H. Donnelley Inc. (“RHDI”), a Delaware corporation and wholly owned subsidiary of R.H. Donnelley Corporation (the “Company”), issued $412,871,000 aggregate principal amount of new 11.75% Senior Notes due 2015 (the “Notes”). The Notes were issued under the Indenture dated June 25, 2008 (the “Indenture”) by and among RHDI, as issuer, the Company, as guarantor, the subsidiary guarantors party thereto and The Bank of New York, as trustee (the “Trustee”).
     The Indenture was executed on June 25, 2008 in connection with the closing of the concurrent exchange offers (the “Exchange Offers”) by RHDI of Notes in exchange for a portion of the Company’s outstanding notes.
     The Notes were issued in a private transaction exempt from the registration requirements of the Securities Act of 1933 (the “Securities Act”) and have not been and are not expected to be registered under the Securities Act or any state securities laws. Therefore, the Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.
     The Notes bear interest at 11.75% per annum payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2008. The Notes will mature on May 15, 2015.
     The Notes are senior unsecured obligations of RHDI and rank equally with all of RHDI’s other senior unsecured indebtedness. The Notes are fully and unconditionally guaranteed (the “Guarantees”) by the Company and each of RHDI’s subsidiaries that guarantee RHDI’s obligations under its credit facility. The Notes are effectively subordinated in right of payment to all of RHDI’s existing and future secured indebtedness (including obligations under RHDI’s credit facility) to the extent of the value of the assets securing such indebtedness. The Company’s Guarantee of the Notes ranks equally with the Company’s existing and future senior unsecured indebtedness and is structurally subordinated to the existing and future liabilities (including trade payables) of each of the Company’s existing and future subsidiaries, other than RHDI and RHDI’s subsidiaries that guarantee obligations under the Notes.
     The terms of the Notes and Guarantees are governed by the Indenture. The Indenture contains customary covenants that limit RHDI’s ability and the ability of RHDI’s Restricted Subsidiaries (as defined in the Indenture) to, among other things, incur additional debt; pay dividends on, redeem or repurchase capital stock; make certain investments; enter into agreements that restrict dividends from Restricted Subsidiaries; enter into certain types of transactions with affiliates; expand into unrelated businesses; create liens; incur guarantees without also guaranteeing the notes; sell certain assets or merge with or into other companies; and designate subsidiaries as Unrestricted Subsidiaries (as defined in the Indenture).
     Upon the occurrence of a “Change of Control” (as defined in the Indenture), the holders of the Notes will have the right to require RHDI to repurchase their Notes, in whole or in part, at a price equal to 101% of the aggregate principal amount, together with any accrued and unpaid interest to the date of purchase. Certain asset dispositions will be triggering events that may require

RHDI to use the proceeds from those asset dispositions to make an offer to purchase the Notes at 100% of their principal amount, together with any accrued and unpaid interest to the date of purchase, if such proceeds are not otherwise used within 365 days to repay indebtedness (with a corresponding permanent reduction in commitment, if applicable) or to invest in capital assets related to RHDI’s business or capital stock of a Restricted Subsidiary.
     RHDI may redeem some or all of the Notes at any time prior to May 15, 2012 at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus a make whole premium as described in the Indenture. On or after May 15, 2012, the Company may redeem some or all of the Notes at redemption prices of 105.875%, 102.938% and 100% of the principal amount thereof, if the redemption occurs during the 12-month periods beginning May 15 of the years 2012, 2013 and 2014, respectively, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, subject to certain conditions, RHDI may redeem up to 35% of the aggregate principal amount of the Notes at any time prior to May 15, 2011, with the proceeds of certain equity offerings of the Company or RHDI, at a redemption price equal to 111.75% of the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the redemption date.
     The Indenture is subject to customary events of default, including failure to make required payments, failure to comply with certain agreements or covenants, failure to pay or acceleration of certain other indebtedness, and certain events of bankruptcy and insolvency and certain judgment defaults.
     If an event of default with respect to the Notes (other than an event of default resulting from certain events involving bankruptcy, insolvency or reorganization with respect to RHDI) shall have occurred and be continuing, the Trustee or the registered holders of not less than 25% in aggregate principal amount of Notes then outstanding may declare to be immediately due and payable the principal amount of the Notes then outstanding, plus any accrued and unpaid interest to the date of acceleration, by written notice to RHDI and the Trustee. In case an event of default resulting from certain events of bankruptcy, insolvency or reorganization with respect to RHDI shall occur, such amount with respect to all the Notes shall be due and payable immediately without any declaration or other act on part of the Trustee or the holders of the Notes. After any such acceleration, but before a judgment or decree based on acceleration is obtained by the Trustee, the registered holders of a majority in aggregate principal amount of the Notes then outstanding may, under certain circumstances, rescind and annul such acceleration if all events of default, other than the nonpayment of accelerated principal, premium or interest, have been cured or waived as provided in the Indenture.
     The foregoing description of the Indenture, Notes and Guarantees does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, the form of the Notes and the form of Guarantee, which are included as Exhibits 4.1, 4.2 and 4.3 hereto.
     The Trustee also serves as trustee in respect of the Company’s 6.875% Senior Notes due 2013, the Company’s 6.875% Series A-1 Senior Discount Notes due 2013, the Company’s 6.875% Series A-2 Senior Discount Notes due 2013, the Company’s 8.875% Series A-3 Senior Notes due 2016 and the Company’s 8.875% Series A-4 Senior Notes due 2017. The Trustee may, from time to time, perform services for the Company and the Company’s affiliates in the ordinary course of the Trustee’s business, for which it has received, or will receive, customary fees and expenses.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information disclosed under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits
The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

4.1	Indenture, dated June 25, 2008, among The Bank of New York, as trustee, R.H. Donnelley Inc., as issuer, R.H. Donnelley Corporation, as guarantor, and the subsidiary guarantors party thereto.

4.2	Form of 11.75% Senior Note due 2015 of R.H. Donnelley Inc., included in Exhibit 4.1.

4.3	Form of Guarantee, included in Exhibit 4.1.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION
/s/ Mark W. Hianik
	Name:	Mark W. Hianik
Date: June 25, 2008	Title:	Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Indenture, dated June 25, 2008, among The Bank of New York, as trustee, R.H. Donnelley Inc., as issuer, R.H. Donnelley Corporation, as guarantor, and the subsidiary guarantors.

4.2	Form of 11.75% Senior Note due 2015 of R.H. Donnelley Inc., included in Exhibit 4.1.

4.3	Form of Guarantee, included in Exhibit 4.1.